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                                 UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549

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                                    FORM  8-K

                                CURRENT  REPORT

     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
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     Date  of  Report  (Date  of  earliest  event  reported):   January 27, 2000
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                            Lakota  Technologies,  Inc.
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              (Exact  name  of  registrant  as  specified  in  its  charter)

                                     Colorado
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                    (State  or  other  jurisdiction  of  incorporation)

    333-95021                                                 58-2230297
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(Commission  File  Number)               (IRS  Employer  Identification  No.)

4828  Loop  Central  Drive,  Suite  150,  Houston,  TX    77081
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(Address  of  principal  executive  offices)              (Zip  Code)

                               (713)  592-0371
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             Registrant's  telephone  number,  including  area  code:


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             (Former  name,  address  and  telephone  number)

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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     On January 27, 2000, an Agreement and Plan of Merger of 2-Infinity.com, Inc., a Texas corporation and AirNexus, Inc., a Texas corporation (the "Merger Agreement") was entered into whereby, effective upon the filing of a Certificate of Merger with the Texas Secretary of State, AirNexus will be merged with and into 2-Infinity.

     The Board of Directors of each of AirNexus and 2-Infinity approved the transaction on January 27, 2000. Both AirNexus and 2-Infinity are wholly-owned subsidiaries of Lakota Technologies, Inc., and as such, the unanimous consent of the shareholders of AirNexus and 2-Infinity was obtained on January 27, 2000.

     Under the terms of the Merger Agreement, on the Effective Date, the separate existence and corporate organization of AirNexus shall cease and 2-Infinity, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Time of the Merger, (ii) shall be subject to all actions previously taken by its and AirNexus's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of AirNexus,
(iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Time of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of AirNexus in the same manner as if 2-Infinity had itself incurred them, all as more fully provided under the applicable provisions of the Texas Business Corporation Act.

     Upon the Effective Time of the Merger, each share of AirNexus Common Stock issued and outstanding immediately before the Effective Time of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such shares or by any other person, be cancelled. At the Effective Time of the Merger, any stock option plans of AirNexus and all options, warrants and rights to purchase or acquire shares of AirNexus Common Stock, shall be cancelled. No shares of 2-Infinity Common Stock shall be issued, authorized, or reserved for issuance as a result of the Merger. No shares of Lakota common stock shall be issued, authorized, or reserved for issuance as a result of the Merger.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Not  applicable.


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ITEM  5.     OTHER  EVENTS

     Not  applicable.

ITEM  6.     RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS

     Because both AirNexus and 2-Infinity were wholly-owned subsidiaries of Lakota Technologies, Inc. before the merger transaction, no new, updated, or pro-forma financial statements are required.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

1.1 Agreement and Plan of Merger of 2-Infinity.com, Inc., a Texas corporation, and Airnexus, Inc., a Texas corporation, dated January 27, 2000.

1.2     Certificate  of  Merger

     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February  2,  2000                LAKOTA TECHNOLOGIES,  INC.

                                          /s/   Majed  Jalali


                                          Majed Jalali, Chief Executive Officer